Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS

THIS AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS (this “Amendment”) is made and entered into as of September15, 2025 (the “Effective Date”) by and between LM Funding America, Inc. (the “Borrower”), LM Funding, LLC and US Digital Mining and Hosting Co., LLC (jointly and severally, the “Guarantors”) and SE & AJ Liebel Limited Partnership, its successors and/or its assigns (“Lender”). In consideration of the mutual covenants and promises set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties and Lender agree to the recitals, terms and conditions set forth below.

RECITALS

WHEREAS, the Borrower and the Guarantors (the “Loan Parties”) and the Lender entered into that certain Loan Agreement dated August 6, 2024 (the “Loan Agreement”) in connection with a Loan to the Borrower in the amount of $5,000.000.00 (the $5,000,000.00 Loan”) that is evidenced by the a Promissory Note in favor of Lender (the $5,000,000.00). Capitalized terms not defined herein shall have the meaning assigned to such terms in the Loan Agreement.

WHEREAS, the Loan Parties and the Lender entered into certain other Loan Documents in connection with the Loan and the Loan Agreement including but not limited to the Note and the Security Documents.

WHEREAS, the Loan Parties and the Lender have agreed that the Lender shall make an additional loan to the Borrower in the amount of $2,000,000.00 (the “2,000,000.00 Loan”) that is evidenced by $2,000,000.000 Promissory Note of even date herewith (the $2,000,000.00 Note”), secured by the Security Documents, and subject to the terms, conditions, covenants, representations and warranties of the Loan Agreement and other Loan Documents, as more particularly described in this Amendment.

WHEREAS, the Loan Parties and the Lender desire to modify the Loan Agreement and other Loan Documents to add the $2,000,000 Loan as a “Loan” to the Loan Agreement and other Loan Documents such that the $5,000,000.00 Loan and the $2,000,000.00 Loan are subject to the terms, conditions, covenants, representations and warranties of the Loan Documents including but not limited to the Loan Agreement, as modified by this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties and the Lender hereby agree to modify the Loan Agreement and the other Loan Documents as set forth below.

1. $5,000,000.00 Loan. The $5,000,000.00 Loan and the $5,000,000.00 Note remain in full force and effect, and the $5,000,000.00 Loan remains subject to the terms, conditions, covenants, representations and warranties of the Loan Documents including but not limited to the Loan Agreement.

2. $2,000,000.00 Loan. In addition to the $5,000,000.00 Loan, Lender has agreed to make the senior secured $2,000,000.00 Loan that is evidenced by the $2,000,000.00 Note. The proceeds of the $2,000,000.00 Loan will be used for acquisition of hosting sites and/or working capital. The Loan Parties and the Lender hereby agree that the $2,000,000.00 Note is subject to the terms and conditions of the Loan Agreement and other Loan Documents as amended hereby, and is secured, inter alia, by the Security Documents as amended herein.

3. Loan and Note. Without limiting Section 2 of this Amendment, the Loan Agreement and other Loan Documents are hereby amended to reflect that the $2,000,000.00 Note is hereby added to defined term “Note” and the $2,000,000.00 Loan is hereby added to the defined term “Loan”. Except for references to “Note” or “Loan” in each of the $5,000,000.00 Note or the $2,000,000.00 Note (which shall mean the Note and Loan identified in the applicable $5,000,000.00 Note or $2,000,000.00 Note), any and all references in the Loan Agreement and the other Loan Documents shall mean the $5,000,000.00 Loan and the $2,000,000.00 Loan and a total “Loan” amount of $7,000,000.00.

4. Definitions. The Loan Agreement definitions below are hereby amended to read in their entirety as set forth below.

(a) Section 2.9 “Default Floor” The FMV of the Bitcoin Pledged Collateral (hereinafter defined) is equal to 110% of the outstanding disbursed principal balance of the Loan or the immediately available cash in United States Dollars (USD) (“Cash”) in the Borrower’s financial institution accounts (“Cash Accounts”) is $300,000.00.

(b) Section 2.19“ “Loan” shall mean the $7,000,000,00 senior secured Loan (consisting of each of the $2,000,000.00 senior secured Loan and the $5,000,000.00 senior secured Loan), together with any and all amendments, extensions, renewals, replacements, substitutions, modifications and consolidations thereof.

(c) Section 2.23 “Note” shall mean the $5,000,000.00 Note and the $2,000,000.00 Note, together with any and all amendments, extensions, renewals, replacements, substitutions, modifications and consolidations thereof.

(d) Section 2.21 “Loan Obligations” shall mean all obligations which are due from Borrower to Lender under the Note (the $5,000,000.00 Note and the $2,000,000.00 Note) and the other Loan Documents, including, without limitation, principal, interest, advances, out of pocket costs of collection (including reasonable attorney’s fees and other expenses), whether such amounts are now due or hereafter incurred, directly or indirectly, and whether such amounts are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

5. Loan Agreement Section 3.6 $2,000,000.00 Loan Closing. A new Section 3.6 is hereby added to the Loan Agreement as set forth below.

Section 3.6. $2,000,000.00 Loan Closing and Bitcoin Pledged Collateral. Subject to all of the terms and conditions of the Loan Agreement as amended by this Amendment, the Lender agrees to make an additional loan to the Borrower in an amount equal to $2,000,000.00.

(a) The Lender shall disburse the sum of $1,300,000.00 (the “$1,300,000.00 Disbursement”) of the $2,000,000.00 Loan on the $2,000,000.00 Loan Closing Date (hereafter defined). The $1,300,000.00 Disbursement minus (less) the additional Origination Fee of $26,000.00 and any and all other Lender fees, costs and/or expenses required to be paid by Borrower in connection with this Amendment and the transactions contemplated herein (the “Disbursement Balance Payment”) shall be disbursed on the $2,000,000.00 Loan Closing Date. The “$2,000,000.00 Loan Closing Date” shall be no later than one (1) Business Day after the $1,300,000.00 Disbursement Verification Day. Lender and the Borrower shall agree upon the $2,000,000.00 Loan Closing Statement prior to the $2,000,000.00 Loan Closing Date. The Disbursement Balance Payment shall be disbursed to the Borrower’s account (as agreed by the Lender and the Borrower prior to the $2,000,000.00 Loan Closing Date) using written wire instruction provided and confirmed by the Borrower. One (1) Business Day prior to the $2,000,000.00 Loan Closing Date (the “$1,300,000.00 Disbursement Verification Day”), the Bitcoin Pledged Collateral Account shall hold Bitcoins representing the Bitcoin Pledged Collateral with an aggregate FMV of no less than the Default Floor of 110% of the total outstanding Loan balance after the $1,300,000.00 Disbursement, which is equal to $6,930,000.00 (as of the $1,300,000.00 Disbursement Verification Day). The Lender’s obligation to make the $2,000,000.00 Loan including the $1,300,000.00 Disbursement on the $2,000,000.00 Loan Closing Date is subject to (i) the Bitcoin Pledged Collateral Account holding Bitcoin Pledged Collateral with an aggregate FMV of no less than the Default Floor of $6,930,000.00 and (ii) the Borrower’s delivery of Cash Account information that confirms that the Cash in the Cash Accounts is no less than the Default Floor of $300,000.

(b) So long as there is no Borrower Event of Default, and the Lender has confirmed that the aggregate FMV of the Bitcoin Pledged Collateral is not less than the Default Floor of the Loan including the amount to be disbursed, the Lender shall disburse the additional sum of up to $$700,000.00 as determined by the Borrower and approved by the Lender (the “2nd Disbursement”) on October 15, 2025 (or such other date reasonably agreed upon by the Lender and the Borrower) (the “2nd Disbursement Date”).

6. Section 3.4(b). Replacement of Section 3.4(b). Section 3.4(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.4(b) If the FMV of the aggregate Bitcoin Pledged Collateral during any calendar quarter shall have an average FMV in excess of $7,700,000,000.00 (or $2,200,000 after the $5,000,000 Loan is repaid in full), Borrower shall be entitled to withdraw during the first ten (10) Business Days of the calendar quarter immediately following such calendar quarter an amount of Bitcoins from the Bitcoin Pledged Collateral Account equal to the difference between (i) the average FMV of the Bitcoin Pledged Collateral for such immediately ended calendar quarter and (ii) $7,700,000.00 (or $2,200,000 after the $5,000,000 Loan is repaid in full). If Borrower elects to make a withdrawal of Bitcoin Pledged Collateral pursuant to this Section 3.4, the Lender shall reasonably cooperate and provide all documentation and instructions required by the Bitcoin Pledged Collateral Custodian to facilitate such withdrawal. Notwithstanding anything to the contrary in this Agreement, the FMV of the Bitcoin Pledged Collateral in the Bitcoin Pledged Collateral Account and the Cash in the Cash Account must be greater than the Default Floor at all times.

7. Release. The Loan Parties hereby affirm and warrant that, as of the date hereof, no Loan Party has any setoff, defense, claim or counterclaim under or with respect to the Loan Documents, or otherwise with respect to the indebtedness evidenced thereby. The Loan Parties hereby release Lender from any and all claims, counterclaims, defenses, setoffs, demands, actions, causes of action and damages that the Loan Parties may have had, may now have, or may hereafter have against Lender arising on or before the date hereof, under, by reason of, or in connection with any conduct, course of dealing, statement, act or omission related to the Loan Documents, or any of the indebtedness evidenced thereby.

8. State Taxes. The Loan Parties are liable for the full amount of any documentary stamps, intangible tax, interest and penalties, if any, levied by the State of Florida incident to the $2,000,000.00 Loan transaction and modifications described in this Amendment. If the same be not promptly paid by the Loan Parties when levied by the State of Florida, Lender may (without obligation to do so) pay the same and add the amount of such payment to the Loan Obligations.

9. Consent and Waiver. The Loan Parties hereby agree that the execution of this Amendment shall in no manner or way whatsoever impair or otherwise adversely affect the Loan Parties’ liability to Lender under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Amendment.

10. Default Under Amendment. Any default under the terms and conditions of this Amendment shall be an Event of Default under the Loan Agreement.

11. Ratification. Except as modified by this Amendment, the Loan Parties hereby ratify and confirm the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Amendment, all as modified by this Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower or the other Loan Parties that would require the waiver or consent of the Agent or the Lenders.

13. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Amendment.

14. Florida Contract. This Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Amendment is executed by certain of the parties hereto in other states.

15.
Time. Time is of the essence of this Amendment.

16. Binding Effect and Modification. This Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Amendment.

17. Other Terms. Except as specifically amended, modified and supplemented by this Amendment, all of the other terms, covenants and conditions of the Loan Agreement and other Loan Documents remain in full force and effect.

18. Representations and Warranties. The Loan Parties hereby represents and warrant to the Lender (before and after giving effect to this Amendment) that:

(a)
Each Loan Party has the power and authority, and the legal right, to execute, deliver and perform this Amendment and, in the case of the Borrower, to obtain extensions of credit under the Loan Documents as amended by this Amendment.

(b)
Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit under the terms and conditions of the Loan Documents as amended by this Amendment.
(c)
No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in connection with this Amendment, the extensions of credit under the Loan Agreement as amended by this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment, or the performance, validity or enforceability of the Loan Agreement and Loan Documents, as amended hereby, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
(d)
This Amendment has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Amendment is not intended to be a novation. This Amendment, the Loan Agreement and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of each Loan Party and are enforceable against the each of the Loan Parties in accordance with their terms.
(e)
Each of the representations and warranties made by each Loan Party herein or in or pursuant to the Loan Documents is true and correct on and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).
(f)
No Default or Event of Default has occurred and is continuing, or will result from, this Amendment or any extension of credit under the Loan Documents as amended by this Amendment.
2.
Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically via email pdf or DocuSign shall be effective as delivery of an original executed counterpart of this Amendment.
3.
Conditions Precedent. Without limiting any other contingencies in the Loan Documents as amended by this Amendment, the effectiveness of this Amendment is contingent upon the Loan Parties’ delivery and the Lender’s receipt of the following:
(a)
This Amendment, duly executed and delivered by the Borrower and each of the Guarantors.
(b)
A duly executed original $2,000,000.00 Note made payable to the Lender.
(c)
Satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the Lender’s satisfaction, and the Lender has received all such counterpart originals or certified copies of such documents as the Lender may request, including but not limited to Consents and Resolutions for the Borrower and each Guarantor.
(d)
Intentionally Omitted.

(e)
The Borrower has paid any and all fees, costs and expenses for incurred by Lender in connection with this Amendment and the transactions contemplated herein.
(f)
The Lender has confirmed (i) that the Bitcoin Pledged Collateral Account is holding Bitcoin Pledged Collateral with an aggregate FMV of no less than the Default Floor of $6,930,000.00 and (ii) the Borrower has delivered Cash Account information that confirms that the Cash in the Cash Accounts is no less than the Default Floor of $300,000.
(g)
Such other information and documents as may be required by the Lender in its sole discretion in connection with this Amendment and the transactions contemplated herein.

[Execution Page Follows]

[Signature Page to Amendment]

Lender and the Loan Parties have executed this Amendment as of the Effective Date.

Lender:

SE & AJ Liebel Limited Partnership

By: /s/ Steven Liebel__________

Name: Steven Liebel

Title: General Partner

Borrower:

LM Funding America, Inc.

By:/s/ Bruce Rodgers________

Name: Bruce Rodgers

Title: Chief Executive Officer

[Signature Page to Amendment]

Lender and the Loan Parties have executed this Amendment as of the Effective Date.

Guarantors:

LM Funding, LLC

By: LM Funding America, Inc., its Manager

By:_/s/ Bruce Rodgers________

Name: Bruce Rodgers

Title: Chief Executive Officer

US Digital Mining and Hosting Co., LLC

By: LM Funding America, Inc., its Manager

By:/s/ Bruce Rodgers________

Name: Bruce Rodgers

Title: Chief Executive Officer